SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Small Cap Growth Fund
DWS Small Mid Cap Growth VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of each fund’s summary prospectus.
Peter Barsa, Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2017.
Please Retain This Supplement for Future Reference
August 17, 2023
PROSTKR23-81